Exhibit 99.1

This Securities Purchase Agreement (the “Purchase Agreement”) contains certain representations and warranties (the “Representations”) by American Technology Corporation (the “Company”) in favor of the Purchasers named therein (the “Purchasers”). The Purchase Agreement states in Section 5.7 that no person, other than the parties to the agreement, is entitled to rely on the Representations contained in the Purchase Agreement. The Purchase Agreement is filed in accordance with the rules of the Securities and Exchange Commission as a material agreement, and is intended by the Company solely as a record of the material agreement the Company has reached with the Purchasers. The filing of the Purchase Agreement is not intended to waive or modify Section 5.7 thereof, or as a mechanism to update, supersede or otherwise modify prior disclosures of information and risks concerning the Company which the Company has made to its stockholders.

Investors and potential investors should also be aware that the Representations are qualified by information in confidential disclosure schedules that American Technology Corporation has delivered to the Purchasers (the “Disclosure Schedules”). The Disclosure Schedules contain information that modifies, qualifies and creates exceptions to the Representations.

Investors and potential investors should also be aware that certain Representations made to the Purchasers are not intended to be affirmative representations of facts, situations or circumstances, but are instead designed and intended to allocate certain risks between the Company, on the one hand, and the Purchasers, on the other hand. The use of representations and warranties to allocate risk is a standard device in investment and other commercial contracts.

Accordingly, stockholders should not rely on the Representations as affirmations or characterizations of information concerning the Company as of the date of the Purchase Agreement, or as of any other date.

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of August 4, 2006, among American Technology Corporation, a Delaware corporation (the “Company”), and the purchasers identified on the signature pages hereto (each, a “Purchaser” and collectively, the “Purchasers”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act (as defined below) and Rule 506 promulgated thereunder, the Company desires to issue and sell to the Purchasers, and the Purchasers, severally and not jointly, desire to purchase from the Company certain securities of the Company, as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers agree as follows:

ARTICLE I.

DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms shall have the meanings indicated in this Section 1.1:

“Action” means any action, suit, inquiry, notice of violation, proceeding (including any partial proceeding such as a deposition) or investigation pending or threatened in writing against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency, regulatory authority (federal, state, county, local or foreign), stock market, stock exchange or trading facility.

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

“Business Day” means any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Change of Control” means the occurrence of either of the following in one or a series of related transactions consummation of a “Rule 13e-3 transaction” as defined in Rule 13e-3 under the Exchange Act with respect to the Company.

“Closing” means the closing of the purchase and sale of the Securities pursuant to Section 2.

“Closing Date” means the date of the Closing.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, $.00001 par value per share, and any securities into which such common stock may hereafter be reclassified.

“Common Stock Equivalents” means any securities of the Company or any Subsidiary which entitle the holder thereof to acquire Common Stock at any time, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock or other securities that entitle the holder to receive, directly or indirectly, Common Stock.

“Company Counsel” means Sheppard, Mullin, Richter & Hampton LLP.

“Eligible Market” means any of the New York Stock Exchange, the American Stock Exchange, the NASDAQ National Market or the NASDAQ Capital Market.

“Effective Date” means the date that the Registration Statement is first declared effective by the Commission.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Investment Amount” means, with respect to each Purchaser, the investment amount set forth under such Purchaser’s name on the signature pages hereof next to the label “Investment Amount”.

“Lien” means any lien, charge, encumbrance, security interest, right of first refusal or other restrictions of any kind, but excluding any restriction imposed under applicable securities laws.

“Per Unit Purchase Price” equals $1.95.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Purchaser Percentage” means, with respect to a Purchaser, the percentage equal to the product of (x) a fraction, the numerator of which shall be the Investment Amount paid by such Purchaser on the Closing Date and the denominator of which shall be the aggregate Investment Amount paid by all Purchasers on the Closing Date times (y) 100.

“Qualified Institutional Buyer” means a “qualified institutional buyer” as such term is defined in Rule 144A promulgated under the Securities Act.

“Registration Statement” means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Purchasers of the Shares and the Warrant Shares.

“Registration Rights Agreement” means the Registration Rights Agreement, dated as of the date of this Agreement, among the Company and the Purchasers, in the form of Exhibit B hereto.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities” means the Shares, the Warrants and the Warrant Shares.

“Securities Act” means the Securities Act of 1933, as amended.

“Shares” means the shares of Common Stock issued or issuable to the Purchasers at the Closing pursuant to this Agreement.

“Strategic Transaction” means a transaction or relationship in which the Company issues shares of Common Stock or Common Stock Equivalents (i) to a Person which is, itself or through its Subsidiaries, an operating company in a business synergistic with the business of the Company and in which the Company receives benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising working capital or to an entity whose primary business is investing in securities, (ii) to a Person in connection with any equipment lease or other asset-based lending transaction approved by the Company’s Board of Directors in accordance with reasonable business practices; or (iii) in connection with a bona fide settlement of a dispute or claim.

“Subsidiary” means any subsidiary of the Company that is required to be listed in Schedule 3.1(a).

“Trading Day” means (a) any day on which the Common Stock is listed or quoted and traded on its primary Trading Market, or (b) if the Common Stock is not then listed or quoted and traded on its primary Trading Market, then a day on which trading occurs on an Eligible Market (or any successor thereto), or (c) if trading ceases to occur on an Eligible Market (or any successor thereto), any Business Day.

“Trading Market” means whichever of the Eligible Markets on which the Common Stock is listed or quoted for trading on the date in question.

“Transaction Documents” means this Agreement, the Warrants, the Registration Rights Agreement, the Transfer Agent Instructions and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Transfer Agent Instructions” means the Company’s Transfer Agent Instructions in the form of Exhibit C.

“Voting Agreement” means the Voting Agreement in the form of Exhibit D.

“Warrants” means the Common Stock purchase warrants, each in the form of Exhibit A, which are issuable to the Purchasers at the Closing.

“Warrant Shares” means, collectively, the shares of Common Stock issuable upon exercise of the Warrants.

ARTICLE II.

PURCHASE AND SALE

2.1 Closing. Subject to the terms and conditions set forth in this Agreement, at the Closing the Company shall issue and sell to each Purchaser, and each Purchaser shall, severally and not jointly, purchase from the Company, the Shares and the Warrants representing such Purchaser’s Investment Amount. The Closing shall take place at the offices of Malhotra & Associates LLP, 11 Penn Plaza, New York, NY 10001 on the date this Agreement is executed and delivered by the parties or at such other location or time as the parties may agree.

2.2 Closing Deliveries. (a) At the Closing, the Company shall deliver or cause to be delivered to each Purchaser the following:

(i) a certificate, registered in the name of such Purchaser; evidencing the number of Shares as set forth under such Purchaser’s name on the signature pages hereof next to the label “Shares”;

(ii) a Warrant, registered in the name of such Purchaser, pursuant to which such Purchaser shall have the right to acquire the number of shares of Common Stock as set forth under such Purchaser’s name on the signature pages hereof next to the label “Warrant Shares”;

(iii) the legal opinion of Company Counsel, in agreed form, addressed to the Purchasers;

(iv) the Registration Rights Agreement duly executed by the Company;

(v) the Transfer Agent Instructions executed by the Company and delivered to and acknowledged by the Company’s transfer agent; and

(vi) the Voting Agreement executed by Elwood G. Norris.

(b) At the Closing, each Purchaser shall deliver or cause to be delivered to the Company the following:

(i) such Purchaser’s Investment Amount, in United States dollars and in immediately available funds, by wire transfer to an account designated in writing by the Company for such purpose; and

(ii) the Registration Rights Agreement duly executed by such Purchaser.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to each Purchaser:

(a) Subsidiaries. The Company has no direct or indirect Subsidiaries other than those listed in Schedule 3.1(a). Except as disclosed in Schedule 3.1(a), the Company owns, directly or indirectly, all of the capital stock of each Subsidiary free and clear of any and all Liens, and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights.

(b) Organization and Qualification. Each of the Company and each Subsidiary is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and each Subsidiary is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, have or reasonably be expected to result in (i) an adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material and adverse effect on the results of operations, assets, prospects, business or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) an adverse impairment to the Company’s ability to perform on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”).

(c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company in connection therewith. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

(d) No Conflicts. Except as disclosed in Schedule 3.1(d), the execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) assuming the accuracy of Purchasers’ representations and warranties and compliance by the Purchasers of their respective covenants as set forth in this Agreement, result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(e) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) the filing with the Commission of one or more Registration Statements in accordance with the requirements Registration Rights Agreement and (ii) the application(s) to the Nasdaq Stock Market for the listing of the Shares and Warrant Shares for trading thereon if required under the rules of the Nasdaq Stock Market.

(f) Issuance of the Securities. The Securities have been duly authorized and, when issued and paid for in accordance with the Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to this Agreement and the Warrants in order to issue the full number of Warrant Shares as are or may become issuable in accordance with the Warrants.

(g) Capitalization. The number of shares and type of all authorized, issued and outstanding capital stock of the Company is set forth in Schedule 3.1(g). Except as set forth in Schedule 3.1(g), no securities of the Company are entitled to preemptive or similar rights, and no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as a result of the purchase and sale of the Securities and except as disclosed in Schedule 3.1(g), there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. Except as set forth in Schedule 3.1(g), the issue and sale of the Securities will not, immediately or with the passage of time, obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities. To the knowledge of the Company, except as specifically disclosed in Schedule 3.1(g), no Person or group of related Persons beneficially owns (as determined pursuant to Rule 13d-3 under the Exchange Act), or has the right to acquire, by agreement with or by obligation binding upon the Company, beneficial ownership of in excess of 5% of the outstanding Common Stock, ignoring for such purposes any limitation on the number of shares of Common Stock that may be owned at any single time.

(h) SEC Reports; Financial Statements. The Company has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the twelve months preceding the date hereof (or such shorter period as the Company was required by law to file such reports) (the foregoing materials being collectively referred to herein as the “SEC Reports” and, together with the Schedules to this Agreement, the “Disclosure Materials”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. The Company has delivered or made accessible to the Purchasers a copy of all SEC Reports filed within the 10 days preceding the date hereof. Except as may have been corrected or supplemented in a subsequent SEC Report, as of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Except as may have been corrected or supplemented in a subsequent SEC Report, the financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Except as may have been corrected or supplemented in a subsequent SEC Report, such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto, or, in the case of unaudited financial statements, as permitted by Rule 10-01 of Regulation S-X promulgated under the Securities Act and the Exchange Act, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(i) Press Releases. The press releases disseminated by the Company during the one (1) year preceding the date of this Agreement taken as a whole (and in the context of other public disclosures by the Company available at the time of each press release, including without limitation in the SEC Reports) do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(j) Material Changes. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in the SEC Reports, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any material liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not materially altered its method of accounting or the identity of its auditors, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information.

(k) Litigation. There is no Action which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(l) Labor Relations. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company.

(m) Compliance. Neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(n) Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

(o) Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to their respective businesses and good and marketable title in all personal property owned by them that is material to their respective businesses, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and the Subsidiaries are in compliance.

(p) Patents and Trademarks. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect (collectively, the “Intellectual Property Rights”). Neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person. Except as set forth in the SEC Reports, to the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights.

(q) Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged. The Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(r) Transactions With Affiliates and Employees. Except as set forth in the SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than as holders of stock options and/or warrants, and for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

(s) Internal Control Over Financial Accounting. The Company and the Subsidiaries maintain a system of internal controls over financial reporting sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(t) Solvency. Based on the financial condition of the Company giving effect to the closing of the transactions contemplated herein: (i) the Company’s fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

(u) Certain Fees. Except as described in Schedule 3.1(u), no brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. The Purchasers shall have no obligation with respect to any fees or with respect to any claims (other than such fees or commissions owed by a Purchaser pursuant to written agreements executed by such Purchaser which fees or commissions shall be the sole responsibility of such Purchaser) made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement.

(v) Certain Registration Matters. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2(b)-(g), no registration under the Securities Act is required for the offer and sale of the Shares and Warrant Shares by the Company to the Purchasers under the Transaction Documents. The Company is eligible to register the resale of its Common Stock for resale by the Purchasers under Form S-3 promulgated under the Securities Act. Except as described in Schedule 3.1(v), the Company has not granted or agreed to grant to any Person any rights (including “piggy-back” registration rights) to have any securities of the Company registered with the Commission or any other governmental authority that have not been satisfied.

(w) Listing and Maintenance Requirements. The Company has not, in the two years preceding the date hereof, received notice (written or oral) from the Nasdaq Capital Market to the effect that the Company is not in compliance with the listing or maintenance requirements thereof. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with the listing and maintenance requirements for continued listing of the Common Stock on the Nasdaq Capital Market. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Nasdaq Stock Market and no approval of the shareholders of the Company is required for the Company to issue and deliver to the Purchasers the maximum number of Securities contemplated by Transaction Documents.

(x) Investment Company. The Company is not, and is not an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(y) Application of Takeover Protections. The Company has taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation the Company’s issuance of the Securities and the Purchasers’ ownership of the Securities.

(z) No Additional Agreements. The Company does not have any agreement or understanding with any Purchaser with respect to the transactions contemplated by the Transaction Documents other than as specified in this Agreement.

(aa) Disclosure. The Company confirms that neither it nor any Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that the Company believes constitutes material, non-public information. The Company understands and confirms that the Purchasers will rely on the foregoing representations and covenants in effecting transactions in securities of the Company. All disclosure provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby, furnished by or on behalf of the Company (including the Company’s representations and warranties set forth in this Agreement) are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(bb) Sarbanes-Oxley Act. The Company is in compliance with applicable requirements of the Sarbanes-Oxley Act of 2002 and applicable rules and regulations promulgated by the Commission thereunder in effect as of the date of this Agreement, except where such noncompliance could not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

3.2 Representations and Warranties of the Purchasers. Each Purchaser hereby, for itself and for no other Purchaser, represents and warrants to the Company as follows:

(a) Organization; Authority. Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the applicable Transaction Documents and otherwise to carry out its obligations thereunder. The execution, delivery and performance by such Purchaser of the

Transaction Documents to which it is a party and the consummation by such Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or, if such Purchaser is not a corporation, such partnership, limited liability company or other applicable like action, on the part of such Purchaser. Each of this Agreement and the Registration Rights Agreement has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms.

(b) Purchaser Status. At the time such Purchaser was offered the Securities, it was, and at the date hereof it is, and on each date on which it exercises the Warrants it will be, an “accredited investor” as defined in Rule 501(a) under the Securities Act. Such Purchaser is not a registered broker-dealer under Section 15 of the Exchange Act. If such Purchaser has checked the box marked “Yes” on the signature page hereto, such Purchaser is a Qualified Institutional Buyer. If such Purchaser is an accredited investor solely under Rule 501(a)(8) under the Securities Act, which is “Any entity in which all of the equity owners are accredited investors,” each such equity owner has completed or caused to be completed an Accredited Investor Questionnaire in the form attached hereto as Appendix 2, and such Purchaser believes that that the answers thereto are true and correct as of the date hereof.

(c) General Solicitation. Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(d) Access to Information. Such Purchaser acknowledges that it has reviewed the Disclosure Materials and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares and the merits and risks of investing in the Securities; (ii) access to information about the Company and the Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser’s right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company’s representations and warranties contained in the Transaction Documents.

(e) Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(f) Restrictions on Securities. Each Purchaser understands that the Securities have not been registered under the Securities Act and may not be offered, resold, pledged or otherwise transferred except (a) pursuant to an exemption from registration under the Securities Act or pursuant to an effective registration statement in compliance with Section 5 under the Securities Act and (b) in accordance with all applicable securities laws of the states of the United States and other jurisdictions.

(g) Investment Intent. Such Purchaser is acquiring the Securities as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof, without prejudice, however, to such Purchaser’s right at all times to sell or otherwise dispose of all or any part of such Securities in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by such Purchaser to hold the Securities for any period of time. Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business. Such Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

(h) No Prior Short Selling. At no time from July 24, 2006 to the Closing Date has such Purchaser engaged in or effected, in any manner whatsoever, directly or indirectly, any sale of Common Stock which such Purchaser is not deemed to own under the provisions of Rule 200(b) of Regulation SHO promulgated under the Exchange Act.

(i) Compliance with Laws. Each Purchaser represents and warrants to the Company that it is in compliance with all securities laws applicable to it in connection with the transactions contemplated by the Transaction Documents, including all securities laws, rules and regulations in respect of the stabilization or manipulation of the price of the Common Stock.

(j) Private Placement. Each Purchaser understands and acknowledges that (i) the Securities are offered and sold without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act and (ii) the availability of such exemption depends in part on, and that the Company and its counsel will rely upon, the accuracy and truthfulness of the foregoing representations and each Purchaser hereby consents to such reliance.

(k) Registration Statement Questionnaire. Such Purchaser has completed or caused to be completed the Registration Statement Questionnaire attached hereto as Appendix 1, for use in preparation of the Registration Statement, and the answers thereto are true and correct as of the date hereof and will be true and correct as of the effective date of the Registration Statement, or as applicable, any amendment thereto, and such Purchaser will notify the Company immediately of any material change in any such information provided in the Registration Statement Questionnaire until such time as the Registration Statement has been declared effective.

The Company acknowledges and agrees that each Purchaser does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.2.

ARTICLE IV.

OTHER AGREEMENTS OF THE PARTIES

4.1 (a) Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of the Securities other than pursuant to an effective registration statement, to the Company, to an Affiliate of a Purchaser or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act.

(b) Certificates evidencing the Securities will contain the following legend, so long as is required by this Section 4.1(b):

[NEITHER] THESE SECURITIES [NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES] HAVE [NOT] BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES OR BLUE SKY LAWS. THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT.

The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin account and, if required under the terms of such account, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties. Such pledge or transfer would not be subject to approval or consent of the Company and no legal opinion of legal counsel to the pledgee, secured party or pledgor shall be required in connection with the pledge, but the legend shall remain on the pledged Securities and such legal opinion may be required in connection with a subsequent transfer following default by the Purchaser transferee of the pledge. Further, no notice shall be required of such pledge. At the appropriate Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder.

(c) Certificates evidencing the Shares and Warrant Shares shall not contain any legend (including the legend set forth in Section 4.1(b)): (i) while a registration statement (including the Registration Statement) covering the resale of such Shares and Warrant Shares is effective under the Securities Act, or (ii) following any sale of such Shares or Warrant Shares pursuant to Rule 144, or (iii) if such Shares or Warrant Shares are eligible for sale under Rule 144(k), or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the Commission). The Company shall cause its counsel to issue the legal opinion included in the Transfer Agent Instructions to the Company’s transfer agent on the Effective Date. Following the Effective Date or at such earlier time as a legend is no longer required for the Shares and Warrant Shares under this Section 4.1(c), the Company will, no later than three Trading Days following the delivery by a Purchaser to the Company or the Company’s transfer agent of a certificate representing Shares or Warrant Shares containing a restrictive legend, deliver or cause to be delivered to such Purchaser a certificate representing such Shares or Warrant Shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section.

4.2 Furnishing of Information. As long as any Purchaser owns the Securities, the Company covenants to use its best efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act which are required to be filed in order to satisfy the current public information requirements of Rule 144(c)(1). As long as any Purchaser owns Securities, if the Company is no longer subject to the periodic reporting requirements of the Exchange Act and Rule 144(k) is not available to any Purchaser with respect to any Securities held, the Company will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c)(2) such information as is required for the Purchasers to sell the Shares and Warrant Shares under Rule 144.

4.3 Integration. The Company shall not, and shall use its best efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers, or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that the transaction contemplated hereby would violate any such rule or regulations.

4.4 Subsequent Registrations; Subsequent Placements.

(a) Other than the Registration Statement, prior to the Effective Date, the Company may not file any registration statement (other than on Form S-8) with the Commission with respect to any securities of the Company.

(b) Prior to the one year anniversary of the Effective Date, the Company will not, directly or indirectly, offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition of any of Common Stock or Common Stock Equivalents or any of its Subsidiaries’ equity or Common Stock Equivalents pursuant to a private placement or a shelf registration statement in accordance with Rule 415 under the Securities Act, (such offer, sale, grant, disposition or announcement being referred to as “Subsequent Placement”), unless: (i) the Company delivers to each Purchaser a written notice (the “Subsequent Placement Notice”) of its intention to effect such Subsequent Placement, which specifies in reasonable detail all of the material terms of such Subsequent Placement, the amount of proceeds intended to be raised thereunder, the names of the investors (including the investment manager of such investors, if any) and the investment bankers with whom such Subsequent Placement is proposed to be effected, and attached to which shall be a term sheet or similar document and (ii) Purchasers shall not have notified the Company by 6:30 p.m. (New York City time) on the fifth Trading Day after their respective receipt of the Subsequent Placement Notice of the willingness to provide (or to cause any one their respective designees to provide), subject to completion of mutually acceptable documentation, all or part of such financing to the Company on the same terms set forth in the Subsequent Placement Notice. If the Purchasers shall fail to so notify the Company of their willingness to participate in full in the Subsequent Placement, the Company may consummate the remaining portion of such Subsequent Placement on the terms and to the Persons set forth in the Subsequent Placement Notice. The Company shall provide each Purchaser with a second Subsequent Placement Notice and each Purchaser will again have the right of first refusal set forth in this Section 4.4(b), if the Subsequent Placement subject to the initial Subsequent Placement Notice is not consummated for any reason on the terms set forth in such Subsequent Notice within 30 Trading Days after the date of the initial Subsequent Placement Notice with the Person(s) identified in the Subsequent Placement Notice. If the Purchasers indicate in the aggregate a willingness to provide financing in excess of the amount set forth in the Subsequent Placement Notice, then each Purchaser will be entitled to provide financing pursuant to such Subsequent Placement Notice up to an amount equal to such Purchaser’s Purchaser Percentage of the financing, but the Company shall not be required to accept financing from the Purchasers in an amount in excess of the amount set forth in the Subsequent Placement Notice. Notwithstanding the foregoing, this Section 4.4(b) shall not come into effect until the provisions of Section 4.4(b) of the Securities Purchase Agreement dated as of July 14, 2005 (the “2005 Purchase Agreement”) among the Company and the purchasers identified on the signature page thereto are no longer in effect.

(c) The period set forth in the first sentence of Section 4.4(b) shall be extended for the number of Trading Days during such period in which (i) trading in the Common Stock is suspended by any Trading Market, or (ii) following the Effective Date, the Registration Statement is not effective or the prospectus included in the Registration Statement may not be used by the Purchasers for the resale of the Common Stock and the Warrant Shares.

(d) The Company’s obligations under Section 4.4(b) shall not apply to any grant or issuance by the Company of any of the following: (i) the issuance of securities upon the exercise or conversion of any Common Stock Equivalents issued by the Company prior to the date of this Agreement (or to any amendments or modifications thereof), (ii) the grant of options or warrants, or the issuance of additional securities, under any duly authorized Company stock option, restricted stock plan or stock purchase plan, including any inducement grant to a new executive officer or director, (iii) the issuance of Common Stock or Common Stock Equivalents pursuant to a Strategic Transaction or (iv) the issuance of securities pursuant to a firm commitment underwriting (excluding an equity line of credit and similar transactions) which results in net proceeds to the Company in an amount equal to or in excess of $10,000,000.

(e) Each of the Purchasers, who are parties to the 2005 Purchase Agreement hereby waive their rights under Section 4.4(b) of the 2005 Purchase Agreement with respect to the transactions contemplated by this Agreement

4.5 Securities Laws Disclosure; Publicity. The Company shall, on or before 8:30 a.m., New York City time, on the Trading Day following the date of this Agreement, issue a press release acceptable to the Purchasers disclosing all material terms of the transactions contemplated hereby. Within two Trading Days of the Closing Date, the Company shall file a Current Report on Form 8-K with the Commission (the “8-K Filing”) describing the terms of the transactions contemplated by the Transaction Documents and including as exhibits to such Current Report on Form 8-K this Agreement and the form of the Warrants, in the form required by the Exchange Act. Thereafter, the Company shall timely file any Transaction Filings. Except with respect to the 8-K Filing and the press release referenced above (a copy of which will be provided to the Special Counsel (as such term is defined in the Registration Rights Agreement) for its review as early as practicable prior to its filing), the Company shall, at least two Trading Days prior to the filing or dissemination of any disclosure required by this paragraph, provide a copy thereof to the Purchasers for their review. The Company and the Purchasers shall consult with each other in issuing any press releases or otherwise making public statements or Transaction Filings and other written communications with the Commission or any regulatory agency or Trading Market specifically with respect to the transactions contemplated hereby, and neither party shall issue any such press release or otherwise make any such public statement, Transaction Filing or other written communication without the prior consent of the other, except if such disclosure is required by law or Trading Market regulations, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement, Transaction Filing or other written communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except to the extent such disclosure (but not any disclosure as to the controlling Persons thereof) is required by law or Trading Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure. For purposes of this Section 4.5, “Transaction Filings” means any filings and notices required by the Commission or applicable law specifically with respect to the transactions contemplated hereby, it being understood and agreed that periodic reports, registration statements, prospectuses and other such filings and notices which do not relate specifically to, and are not required to be filed specifically as a result of, such transactions are not filings and notices required by the Commission or applicable law specifically with respect to such transactions.

4.6 Indemnification of Purchasers. In addition to the indemnity provided in the Registration Rights Agreement, the Company will indemnify and hold the Purchasers and their directors, officers, shareholders, partners, employees and agents (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation (collectively, “Losses”) that any such Purchaser Party may suffer or incur as a result of or relating to any misrepresentation, breach or inaccuracy of any representation, warranty, covenant or agreement made by the Company in any Transaction Document; provided, that such indemnity (other than as to any indemnity called for under the

Registration Rights Agreement) does not exceed, in the aggregate, the Investment Amount of such Purchaser together with its reasonable attorneys’ fees and costs of investigation subject to indemnification above. Except as set forth above, the mechanics and procedures with respect to the rights and obligations under this Section 4.6 will be the same as those set forth in the Registration Rights Agreement.

4.7 Non-Public Information. The Company covenants and agrees that neither it nor any other Person acting on its behalf will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company.

4.8 Use of Proceeds. The Company shall use the net proceeds from the sale of the Securities hereunder for working capital purposes, and not to redeem any Company equity or equity-equivalent securities or to settle any outstanding Action with such proceeds.

4.9 Certain Trading Restrictions.

(a) Restrictions. For the thirty (30) days prior to the date of this Agreement, such Purchaser has not engaged, and for so long as a Purchaser continues to hold any Shares acquired hereunder, such Purchaser will not engage, in any “short sale” of Common Stock as such term is defined in Rule 200(a) of Regulation SHO promulgated under the Exchange Act (a “Short Sale”), except on those days (each a “Permitted Day”) on which the aggregate short position with respect to the Common Stock of such Purchaser prior to giving effect to any Short Sales by such Purchaser on such Permitted Day does not exceed such Purchaser’s Permitted Share Position (as defined below) on such Permitted Day; provided, however, that a Purchaser will only be entitled to engage in transactions that constitute Short Sales on a Permitted Day to the extent that following such transaction, the aggregate short position with respect to the Common Stock of such Purchaser does not exceed such Purchaser’s Permitted Share Position. For purposes of this Section 4.9, a Purchaser’s “Permitted Share Position” means, with respect to any date of determination, the number of shares of Common Stock owned by such Purchaser (including Shares) plus the maximum number of Warrant Shares then issuable (including as to portions of Warrants not yet exercised and without regard to any exercise caps or other exercise restrictions applicable to the Warrants) to such Purchaser.

(b) Other Transactions Permitted. Subject to Section 4.9(a) and applicable securities laws, the Company acknowledges and agrees that nothing in this Section 4.9 or elsewhere in any Transaction Document prohibits any Purchaser from, and each Purchaser is permitted to, engage, directly or indirectly, in hedging transactions involving the Securities and the Common Stock (including, without limitation, by way of short sales, purchases and sales of options, swap transactions and synthetic transactions) at any time.

4.10 Proxy Statement; Stockholders Meeting.

(a) The Company shall take all action necessary to call a meeting of its stockholders (the “Stockholders Meeting”), which meeting shall occur not later than June 30,

2007 (the “Stockholders Meeting Deadline”) (and shall use its commercially reasonable efforts to call the Stockholders Meeting prior to May 15, 2007), for the purpose, inter alia, of seeking the approval of the Company’s stockholders to permit, in compliance with Rule 4350(i) of the NASDAQ Marketplace Rules, the exercise price of the Warrants to be reduced to a price less than the Floor Price (as defined in Section 9(d)(4) of the Warrants) (the “Proposal”). In connection therewith, a reasonable period of time prior to the Stockholders Meeting Deadline, the Company shall prepare and file with the SEC proxy materials (including a proxy statement and form of proxy) for use at the Stockholders Meeting and, after receiving and promptly responding to any comments of the SEC thereon, shall promptly mail such proxy materials to the stockholders of the Company. The Company shall comply with Section 14(a) of the Exchange Act and the rules promulgated thereunder in relation to any proxy statement (as amended or supplemented, the “Proxy Statement”) and any form of proxy to be sent to the stockholders of the Company in connection with the Stockholders Meeting, and the Proxy Statement shall not, on the date that the Proxy Statement (or any amendment thereof or supplement thereto) is first mailed to stockholders or at the time of the Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein not false or misleading, or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies or the Stockholders Meeting which has become false or misleading; provided that the Company shall not be responsible for any information (i) provided by an Investor for inclusion in the Proxy Statement and relied upon by the Company in good faith, or (ii) required to be provided by any Investor for inclusion in the Proxy Statement pursuant to Section 4.10(b) but not so provided.

(b) Each Investor shall promptly furnish in writing to the Company such information relating to such Investor and its investment in the Company as the Company may reasonably request for inclusion in the Proxy Statement.

(c) Subject to their fiduciary obligations under applicable law (as determined in good faith by the Company’s Board of Directors after consultation with the Company’s outside counsel), the Company’s Board of Directors shall recommend to the Company’s stockholders that the stockholders vote in favor of the Proposal (the “Company Board Recommendation”) and shall take all commercially reasonable action (including, without limitation, the hiring of a proxy solicitation firm of nationally recognized standing) to solicit the approval of the stockholders for the Proposal unless the Board of Directors shall have modified, amended or withdrawn the Company Board Recommendation pursuant to the provisions of the immediately succeeding sentence. The Company covenants that the Board of Directors of the Company shall not modify, amend or withdraw the Company Board Recommendation unless the Board of Directors (after consultation with the Company’s outside counsel) shall determine in the good faith exercise of its business judgment that maintaining the Company Board Recommendation would violate its fiduciary duties to the Company’s stockholders. Whether or not the Company’s Board of Directors modifies, amends or withdraws the Company Board Recommendation pursuant to the immediately preceding sentence, the Company shall in accordance with Section 146 of the Delaware General Corporation Law and the provisions of its Certificate of Incorporation and Amended and Restated Bylaws, (i) take all action necessary to convene the Stockholders Meeting as promptly as practicable, but no later than the Stockholders Meeting Deadline, to consider and vote upon the approval of the Proposal, and (ii) submit the Proposal at the Stockholders Meeting to the stockholders of the Company for their approval.

(d) Each Investor acknowledges, covenants and agrees that it (i) may not vote any Shares or Warrant Shares at the Stockholder’s Meeting or any other meeting of the stockholders of the Company, whether in person or by proxy, for, or take any stockholder action by written consent in respect of the Shares or Warrant Shares to approve, the Proposal or any other proposal to approve the financing contemplated hereby, (ii) shall abstain from voting, and shall direct any proxy to abstain from voting, any of its Shares and Warrant Shares on, and shall refrain from acting by written consent in respect of any of its Shares and Warrant Shares to approve, the Proposal or any other proposal to approve the financing contemplated hereby. Each Investor hereby directs the Company not to tally, count or validate any Shares or Warrant Shares voted, whether in person or by proxy, and to reject any written consent signed, in contravention of this Section 4.10(d).

ARTICLE V.

MISCELLANEOUS

5.1 Fees and Expenses. At the Closing, the Company shall pay to Iroquois Master Fund Ltd. an aggregate of $15,000 for its legal fees and expenses incurred in connection with its due diligence and the preparation and negotiation of the Transaction Documents. In lieu of the Company making such payment, Iroquois Master Fund Ltd. may retain such amount at the Closing. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the issuance of the Securities.

5.2 Entire Agreement. The Transaction Documents, together with the Exhibits and Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 6:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

If to the Company:	American Technology Corporation
15378 Avenue of Science, Suite 100
San Diego, CA 92128
Attn: Chief Financial Officer
Facsimile No.: 858-676-1290

With a copy to:	Sheppard, Mullin, Richter & Hampton LLP
12544 High Bluff Drive, Suite 300
San Diego, CA 92130
Attn: John D. Tishler, Esq.
Facsimile No.: (858) 509-3691

If to a Purchaser:	To the address set forth under such Purchaser’s name on the signature pages hereof;

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

5.4 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and one or more Purchasers holding no less than 66 2/3% of the outstanding Shares (provided, however, that any such amendment that adversely affects any Purchaser or class of Purchasers that in a manner that does not apply uniformly to all Purchasers, Shares, Warrants or Warrant Shares, as applicable, shall require the written consent of such adversely affected Purchaser or class) or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

5.5 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement or any of the Transaction Documents.

5.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchasers. Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the “Purchasers.”

5.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.6. In the event any Purchaser assigns any of its Securities (i) the Company shall issue new certificates, registered in the name of such assignee; provided such Purchaser delivers to the Company the original Shares or Warrants, (ii) if the Company is notified of such assignment prior the Effective Date, the Company shall list such assignee as a selling stockholder on the Registration Statement, and (iii) if the Company is notified of such assignment after the Effective Date, the Company shall prepare and file a supplement to the Prospectus (if required and permitted for such purpose under the Securities Act) within seven (7) Trading Days following the written request of the holder of the assigned Securities. If in the opinion of legal counsel for the Company a post-effective amendment is required to register the resale of Shares or Warrant Shares, the assignee will have the rights set forth in Section 6(f) of the Registration Rights Agreement.

5.8 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of the any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence a Proceeding to enforce any provisions of a Transaction Document, then the prevailing party in such Proceeding shall be reimbursed by the other party for its attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

5.9 Survival. The representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery of the Shares and Warrant Shares, as applicable.

5.10 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile or electronic transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or electronic signature page were an original thereof.

5.11 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

5.12 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

5.13 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities. If a replacement certificate or instrument evidencing any Securities is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

5.14 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.15 Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

5.16 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. The decision of each Purchaser to purchase Securities pursuant to this Agreement has been made by such Purchaser independently of any other Purchaser and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or of the Subsidiary which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser, and no Purchaser or any of its agents or employees shall have any liability to any other Purchaser (or any other Person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document. The Company hereby confirms that it understands and agrees that the Purchasers are not acting as a “group” as that term is used in Section 13(d) of the Exchange Act. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no other Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment hereunder. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser represents that it has been represented by its own separate legal counsel in its review and negotiations of this Agreement and the Transaction Documents each party represents and confirms and that Malhotra & Associates LLP represents only Iroquois Master Fund Ltd. in connection with this Agreement and the Transaction Documents.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

AMERICAN TECHNOLOGY CORPORATION

Name:
Title:

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGES FOR PURCHASERS FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Securities Purchase Agreement as of the date first written above.

IROQUOIS MASTER FUND LTD

By:
Name:
Title:

Investment Amount: $[ ]

Shares: _________________________________________
Warrant Shares: __________________________________
	Qualified Institutional Buyer:	[ ] Yes
[ ] No

Address for Notice:

Iroquois Master Fund Ltd
641 Lexington Avenue, 26th Floor
New York, NY 10022
Facsimile No: (212) 207-3452
Telephone No.: (212) 974-3070
Attn: Joshua Silverman

With a copy to:	Malhotra & Associates LLP
11 Penn Plaza, 5th Floor
New York, New York 10001
Facsimile No.: (212) 504-0863
Telephone No.: (212) 593-2284
Attn: Gary Malhotra, Esq.

By:
Name:
Title:

Investment Amount: $[ ]

Shares: _________________________________________
Warrant Shares: __________________________________
Qualified Institutional Buyer:	[ ] Yes
[ ] No

Address for Notice: